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                                                                Exhibit No. 23.1


                        Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 13, 1997, in Amendment No. 1 to the Registration Statement (Form S-3 No. 333-27245) and related Prospectus of Eastern Environmental Services, Inc. for the registration of 4,500,000 shares of its common stock.


                                                     /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
June 26, 1997